UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2007
EMDEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
          On February 21, 2007, WebMD Health Corp. (which we refer to as WHC) issued a press release announcing its results for the quarter ended December 31, 2006. The Registrant owns approximately 84.3% of the outstanding Common Stock of WHC. A copy of the press release issued by WHC is incorporated by reference, as Exhibit 99.1 hereto, from Exhibit 99.1 to the Current Report on Form 8-K filed today by WHC. A copy of the financial tables that accompanied the WHC press release are incorporated by reference, as Exhibit 99.2 hereto, from Exhibit 99.2 to the Current Report on Form 8-K filed today by WHC. A copy of Annex A to the WHC press release (and accompanying attachments), entitled “Explanation of Non-GAAP Financial Measures,” is incorporated by reference, as Exhibit 99.4, from Exhibit 99.4 to the Current Report on Form 8-K filed today by WHC. Exhibits 99.1, 99.2 and 99.4 to this Current Report are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure
          A copy of certain forward-looking financial information that accompanied the press release furnished as Exhibit 99.1 and is expected to be discussed on the previously announced conference call with investors and analysts to be held by WHC at 4:45 p.m., Eastern time, today (February 21, 2007) is incorporated by reference, as Exhibit 99.3 hereto, from Exhibit 99.3 to the Current Report on Form 8-K filed today by WHC. The call can be accessed at www.wbmd.com (in the Investor Relations section) and a replay will be available at the same location.
          Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
          (d)      Exhibits. The following exhibits are furnished herewith:

99.1	Press Release, dated February 21, 2007, regarding WebMD Health Corp.’s results for the quarter ended December 31, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 21, 2007)

99.2	Financial Tables accompanying Exhibit 99.1 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 21, 2007)

99.3	WebMD Health Corp. Financial Guidance Summary (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 21, 2007)

99.4	Annex A to Exhibits 99.1 through 99.3 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 21, 2007)

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION
Dated: February 21, 2007	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated February 21, 2007, regarding WebMD Health Corp.’s results for the quarter ended December 31, 2006 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 21, 2007)

99.2	Financial Tables accompanying Exhibit 99.1 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 21, 2007)

99.3	WebMD Health Corp. Financial Guidance Summary (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 21, 2007)

99.4	Annex A to Exhibits 99.1 through 99.3 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 21, 2007)